Exhibit 99.2

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

Capitalized terms used but not otherwise defined in this section shall have the meaning ascribed to them in the Current Report on Form 8-K (the “Form 8-K”) to which this section is attached as an exhibit.

The unaudited pro forma condensed consolidated statements of operations of KAAC for the nine months ended September 30, 2018 and for the year ended December 31, 2017 combine the historical consolidated statements of operations of KAAC and the historical combined statements of operations of Alpine High Midstream giving effect to the Transactions, summarized below, as if they had been consummated on January 1, 2017, the beginning of the earliest period presented:

•

the acquisition by Altus Midstream and/or its subsidiaries from the Apache Contributor of 100% of the interests in Alpine High Midstream and the Options in exchange for the Apache Contributor receiving the following consideration at the closing of the business combination (i) 250,000,000 Common Units, (ii) 250,000,000 shares of Class C Common Stock and (iii) 7,313,028 newly issued shares of Class A Common Stock consisting of 1,862,606 newly issued shares of Class A Common Stock (the “Fixed Common Stock”) and 5,450,422 of newly issued Class A Common Stock (the “Assigned Shares”);

•

the contribution of the Available Funds by KAAC to Altus Midstream in exchange for the issuance by Altus Midstream to KAAC of (a) a number of Common Units equal to the number of shares of Class A Common Stock outstanding following the consummation of the Transactions and (b) a number of warrants issued by Altus Midstream equal to the number of KAAC warrants outstanding following the consummation of the Transactions;

•

the forfeiture by our Sponsor of 7,313,028 shares of Class B Common Stock and the conversion of the remaining 2,120,000 shares of Class B Common Stock held by our Sponsor and independent directors into 2,120,000 shares of Class A Common Stock, in connection with the closing of the business combination; and

•	the redemption of 29,469,858 shares of Class A Common Stock held by public stockholders in connection with the Transactions as more fully described below.

The unaudited pro forma condensed consolidated balance sheet of KAAC as of September 30, 2018 combines the historical condensed consolidated balance sheet of KAAC and the historical combined balance sheet of Alpine High Midstream, as if the Transactions had been consummated on September 30, 2018.

The historical financial statements have been adjusted in the unaudited pro forma condensed consolidated financial statements to give pro forma effect to events that are: (i) directly attributable to the Transactions; (ii) factually supportable; and (iii) with respect to the statement of operations, expected to have a continuing impact on KAAC’s results following the completion of the Transactions.

The unaudited pro forma condensed consolidated financial statements have been developed from and should be read in conjunction with:

•	the accompanying notes to the unaudited pro forma condensed consolidated financial statements;

•

the (i) historical audited financial statements of KAAC as of and for the year ended December 31, 2017 included in the Proxy Statement and (ii) historical condensed consolidated unaudited financial statements of KAAC as of and for the nine months ended September 30, 2018, included in KAAC’s quarterly report on Form 10-Q, for the period ended September 30, 2018;

•

the (i) historical audited combined financial statements of Alpine High Midstream as of and for the year ended December 31, 2017 included in the Proxy Statement and (ii) historical unaudited combined financial statements of Alpine High Midstream as of and for the nine months ended September 30, 2018, included elsewhere in the Form 8-K; and

•	other information relating to KAAC and Alpine High Midstream contained in the Form 8-K.

Pursuant to the Charter, public stockholders were offered the opportunity to redeem, upon the closing of the business combination, shares of Class A Common Stock then held by them for cash equal to their pro rata share of the aggregate amount on deposit (as of two business days prior to the closing of the business combination) in the Trust Account. The public stockholders redeemed 29,469,858 shares of Class A Common Stock for approximately $298.8 million. Accordingly, the pro forma condensed consolidated financial statements are reflected prior to and after redemptions.

Pursuant to the terms of the Contribution Agreement, the Transactions have been accounted for as a reverse recapitalization in accordance with GAAP. Under this method of accounting, KAAC will be treated as the acquired company and Alpine High Midstream will be treated as the acquirer for financial statement reporting purposes.

Assumptions and estimates underlying the unaudited pro forma adjustments set forth in the unaudited pro forma condensed consolidated financial statements are described in the accompanying notes. The unaudited pro forma condensed consolidated financial statements have been presented for illustrative purposes only and are not necessarily indicative of the operating results and financial position that would have been achieved had the Transactions and the other related transactions occurred on the dates indicated. Further, the unaudited pro forma condensed consolidated financial statements do not purport to project the future operating results or financial position of KAAC following the completion of the Transactions and the other related transactions. The unaudited pro forma adjustments represent management’s estimates based on information available as of the date of these unaudited pro forma condensed consolidated financial statements and are subject to change as additional information becomes available and analyses are performed.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF SEPTEMBER 30, 2018

(in thousands)

	KAAC	Alpine High Midstream	Pro Forma Adjustments		Pro Forma Combined- Prior to Redemption	Redemption Adjustments		Pro Forma Combined- After Redemption
	(a)	(b)
ASSETS
CURRENT ASSETS:
Cash	$41	$—	$926,198	(c)	$926,239	$(298,809)	(x)	$627,430
Revenue receivables	—	8,541	(8,541)	(k)	—	—		—
Inventories	—	2,155	—		2,155	—		2,155
Prepaid expenses and other current assets	120	—	—		120	—		120

Total current assets	161	10,696	917,657		928,514	(298,809)		629,705

Investment held in Trust Account	382,385	—	(382,385)	(d)	—	—		—

PROPERTY AND EQUIPMENT:
Gathering, transmission and processing facilities	—	1,067,841	—		1,067,841	—		1,067,841
Less: Accumulated depreciation, depletion and amortization	—	(19,012)	—		(19,012)	—		(19,012)

Total property, plant and equipment, net	—	1,048,829	—		1,048,829	—		1,048,829

Deferred tax asset	—	2,692	(2,692)	(l)	—	—		—

Total assets	$382,546	$1,062,217	$532,580		$1,977,343	$(298,809)		$1,678,534

LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Accrued expenses	$2,738	$—	$(2,738)	(h)	$—	$—		$—
Accrued franchise taxes	30	—	—		30	—		30
Accrued income taxes	358	—	—		358	—		358
Sponsor note	600	—	(600)	(i)	—	—		—
Other current liabilities	—	78,758	(78,758)	(k)	—	—		—

Total current liabilities	3,726	78,758	(82,096)		388	—		388

DEFERRED CREDITS AND OTHER NONCURRENT LIABILITIES:
Asset retirement obligation	—	28,728	—		28,728	—		28,728
Deferred underwriting compensation	13,206	—	(13,206)	(f)	—	—		—

Total liabilities	16,932	107,486	(95,302)		29,116	—		29,116

COMMITMENTS AND CONTINGENCIES:
Class A Common Stock subject to redemption	360,614	—	(360,614)	(m)	—	—		—

EQUITY:
Contributions from Apache	—	978,327	(978,327)	(n)	—	—		—
Class A Common Stock	—	—	10	(o)	10	(3)	(o)	7
Class B Common Stock	1	—	(1)	(q)	—	—		—
Class C Common Stock	—	—	25	(j)	25	—		25
Additional paid-in capital	4,845	—	597,703	(r)	602,548	(194,066)	(r)	408,482
Retained earnings (accumulated deficit)	154	(23,596)	(5,231)	(u)	(28,673)	518	(u)	(28,155)
Non-controlling interest	—	—	1,374,317	(w)	1,374,317	(105,258)	(w)	1,269,059

Total liabilities and equity	$382,546	$1,062,217	$532,580		$1,977,343	$(298,809)		$1,678,534

See accompanying notes to pro forma financial statements.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2018

(in thousands, except share and per share data)

	KAAC	Alpine High Midstream	Pro Forma Adjustments		Pro Forma Combined- Prior to Redemption		Redemption Adjustments		Pro Forma Combined- After Redemption
	(a)	(b)
REVENUES:
Midstream services—affiliate	$—	$50,053	$—		$50,053		$—		$50,053

Total revenues	—	50,053	—		50,053		—		50,053
OPERATING EXPENSES:
Gathering, transmission and processing	—	38,798	—		38,798		—		38,798
Depreciation and accretion	—	14,404	—		14,404		—		14,404
General and administrative	2,981	5,126	—		8,107		—		8,107
Taxes other than income	150	6,479	—		6,629		—		6,629

Total operating expenses	3,131	64,807	—		67,938		—		67,938

Other income—investment income on Trust Account	4,362	—	(4,362)	(c)	—		—		—

INCOME (LOSS) BEFORE INCOME TAXES	1,231	(14,754)	(4,362)		(17,885)		—		(17,885)
Income tax expense (benefit)	887	(9,733)	5,312	(d)	(3,534)		768	(d)	(2,766)

NET INCOME (LOSS)	344	(5,021)	(9,674)		(14,351)		(768)		(15,119)

Less: loss attributable to non-controlling interest	—	—	12,616	(e)	12,616		1,145	(e)	13,761

NET INCOME (LOSS) ATTRIBUTABLE TO CLASS A STOCKHOLDERS	$344	$(5,021)	$2,942		$(1,735)		$377		$(1,358)

Weighted average shares outstanding:
Basic	11,138,060		93,261,103		104,399,163		(29,469,858)		74,929,305
Diluted	47,165,140		57,234,023		104,399,163	(f)	(29,469,858)		74,929,305	(f)

Net income (loss) per common share:
Basic	$0.03				$(0.02)				$(0.02)
Diluted	$0.01				$(0.02)				$(0.02)

See accompanying notes to pro forma financial statements.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2017

(in thousands, except share and per share data)

	KAAC	Alpine High Midstream	Pro Forma Adjustments		Pro Forma Combined- Prior to Redemption		Redemption Adjustments		Pro Forma Combined- After Redemption
	(a)	(b)
REVENUES:
Midstream services—affiliate	$—	$15,142	$—		$15,142		$—		$15,142

Total revenues	—	15,142	—		15,142		—		15,142
OPERATING EXPENSES:
Gathering, transmission and processing	—	16,597	—		16,597		—		16,597
Depreciation and accretion	—	5,991	—		5,991		—		5,991
General and administrative	1,538	3,991	—		5,529		—		5,529
Taxes other than income	200	97	—		297		—		297

Total operating expenses	1,738	26,676	—		28,414		—		28,414

Other income—investment income on Trust Account	2,247	—	(2,247)	(c)	—		—		—

INCOME (LOSS) BEFORE INCOME TAXES	509	(11,534)	(2,247)		(13,272)		—		(13,272)
Income tax expense (benefit)	696	7,041	(6,131)	(d)	1,606		(348)	(d)	1,258

NET INCOME (LOSS)	(187)	(18,575)	3,884		(14,878)		348		(14,530)

Less: loss attributable to non-controlling interest	—	—	9,362	(e)	9,362		849	(e)	10,211

NET INCOME (LOSS) ATTRIBUTABLE TO CLASS A COMMON STOCKHOLDERS	$(187)	$(18,575)	$13,246		$(5,516)		$1,197		$(4,319)

Weighted average shares outstanding:
Basic	10,682,217		93,716,946		104,399,163		(29,469,858)		74,929,305
Diluted	10,682,217		93,716,946		104,399,163	(f)	(29,469,858)		74,929,305	(f)

Net income (loss) per common share:
Basic	$(0.02)				$(0.05)				$(0.06)
Diluted	$(0.02)				$(0.05)				$(0.06)

See accompanying notes to pro forma financial statements.

1. Basis of Presentation

Overview

The pro forma adjustments have been prepared as if the Transactions had been consummated on January 1, 2017, the beginning of the earliest period presented, in the case of the unaudited pro forma condensed consolidated statements of operations and on September 30, 2018 in the case of the unaudited pro forma condensed consolidated balance sheet.

Pursuant to the terms of the Contribution Agreement, the Transactions will be accounted for as a reverse recapitalization in accordance with GAAP. Under this method of accounting, KAAC will be treated as the “acquired” company for financial statement reporting purposes. This determination was based on the following facts and circumstances existing after the closing of the business combination; (i) Apache Contributor being the largest single owner of KAAC voting common stock, including Class A Common Stock and Class C Common Stock, owning approximately 79.2% of our outstanding voting common stock, (ii) Alpine High Midstream operations comprising the ongoing operations of the combined entity, and (iii) Apache Contributor nominated directors comprising a majority of the board of directors of the combined entity. Accordingly, for accounting purposes, the acquisition will be treated as the equivalent of Alpine High Midstream issuing stock for the net assets of KAAC, accompanied by a recapitalization. The net assets of KAAC will be stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the acquisition will be those of Alpine High Midstream.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with (i) KAAC’s historical audited financial statements and related notes as of and for the year ended December 31, 2017 and the historical unaudited condensed consolidated financial statements as of and for the nine months ended September 30, 2018, and (ii) Alpine High Midstream’s historical audited combined financial statements and related notes as of and for the year ended December 31, 2017 and the historical unaudited combined financial statements as of and for the nine months ended September 30, 2018, as well as “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Alpine High Midstream,” included elsewhere in the Form 8-K.

The pro forma adjustments represent management’s estimates based on information available as of the date of the Form 8-K and are subject to change as additional information becomes available and additional analyses are performed. The unaudited pro forma condensed consolidated financial statements do not reflect possible adjustments related to restructuring or integration activities that have yet to be determined or transaction or other costs following the Transactions that are not expected to have a continuing impact. Further, one-time transaction-related expenses incurred prior to, or concurrent with, closing the Transactions and the other related transactions are not included in the unaudited pro forma condensed consolidated statements of operations. However, the impact of such transaction expenses is reflected in the unaudited pro forma condensed combined balance sheet as a decrease to retained earnings and a decrease to cash.

2. Adjustments and Assumptions to the Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2018 (in thousands, except share and per share data)

The unaudited pro forma condensed consolidated balance sheets as of September 30, 2018 reflect the following adjustments assuming the Transactions occurred on September 30, 2018.

(a)	Represents the KAAC unaudited historical condensed consolidated balance sheet as of September 30, 2018.

(b)	Represents Alpine High Midstream unaudited historical combined balance sheet as of September 30, 2018.

(c)	Represents pro forma adjustments to the cash balance to reflect the following:

Investment held in Trust Account	$382,385	(d)
Net proceeds from Private Placement	568,428	(e)
Payment of deferred underwriter fees	(13,206)	(f)
Transaction costs	(8,096)	(g)
Payment of accrued transaction costs	(2,738)	(h)
Repayment of Sponsor note	(600)	(i)
Issuance of Class C Common Stock	25	(j)

	$926,198	(c)

(d)

Represents the adjustment related to the reclassification of the $382,385 of investment held in the Trust Account to cash to reflect the fact that this investment is available for use in connection with the Transactions.

(e)	Represents the net proceeds of $568,428, net of fees of $3,912, from the Private Placement of 57,234,023 shares of Class A Common Stock at $10.00 per share pursuant to the Private Placement.

(f)	Represents payment of deferred underwriter fees related to the IPO.

(g)

Represents preliminary estimated transaction costs totaling $8,096 (excluding $13,206 of deferred underwriting fees related to the IPO and $2,738 of transaction costs already incurred by KAAC) for advisory, banking, printing, legal, and accounting fees that are not capitalized as a part of the Transactions. The unaudited pro forma condensed consolidated balance sheet reflects these costs as a reduction of cash with a corresponding decrease in retained earnings. These costs are not included in the unaudited pro forma condensed consolidated statement of operations as they are nonrecurring.

(h)	Represents payment of accrued transaction costs.

(i)	Represents repayment of Sponsor note.

(j)	Represents issuance of 250,000,000 shares of non-economic Class C Common Stock by KAAC.

(k)

Represents the elimination of Alpine High Midstream’s working capital. Pursuant to the terms of the Contribution Agreement, Alpine High Midstream’s working capital is distributed to the Apache Contributor in conjunction with the closing of the business combination.

(l)

Represents the reversal of the previously recorded deferred tax asset for Alpine High Midstream. Alpine High Midstream’s historical financial statements recognized income taxes as though Alpine High Midstream was a separate taxpayer rather than a member of Apache’s consolidated income tax return.

(m)

This represents 36,061,344 shares of Class A Common Stock subject to redemption reclassified to Class A Common Stock prior to the closing of the business combination; 29,469,858 shares of Class A Common Stock were then redeemed by shareholders of KAAC.

(n)	Represents the reclassification of historical contributions from Apache to additional paid-in capital.

(o)	Represents pro forma adjustments to Class A Common Stock to reflect the following:

Prior to redemption
Recapitalization of Class A Common Stock	$9	(p)
Reclassification of Class B Common Stock to Class A Common Stock	1	(q)

	$10	(o)

After redemption
Redemption of 29,469,858 shares of Class A Common Stock	$(3)	(o)

(p)

Represents recapitalization of common shares between common stock and additional paid-in capital. Includes 37,732,112 shares of Class A Common Stock related to the IPO plus 57,234,023 shares of Class A Common Stock related to the Private Placement at a par value of $0.0001 per share.

(q)	Represents reclassification of Class B Common Stock par value to Class A Common Stock par value.

(r)	Represents pro forma adjustments to additional paid-in capital to reflect the following:

Prior to redemption
Transfer contribution from Apache to additional paid-in capital	$978,327	(n)
Net cash proceeds of Private Placement	568,428	(e)
Reclassification of Class A Common Stock subject to redemption	360,614	(m)
Working capital adjustment to additional paid-in capital	70,217	(k)
Elimination of KAAC retained earnings	154	(s)
Recapitalization of Class A Common Stock	(9)	(p)
Non-controlling interest recapitalization adjustment	(1,380,028)	(t)

	$597,703	(r)

After redemption
Redemption of Class A Common Stock	$(298,806)	(m)
Non-controlling interest recapitalization adjustment	104,740	(t)

	$(194,066)	(r)

(s)	Represents the elimination of KAAC historical retained earnings.

(t)	Represents the non-controlling interest recapitalization adjustment.

(u)	Represents pro forma adjustments to retained earnings to reflect the following:

Prior to redemption
Transaction costs	$(8,096)	(g)
Removal of historical deferred tax asset	(2,692)	(l)
Non-controlling interest retained earnings adjustment	5,711	(v)
Elimination of KAAC retained earnings	(154)	(s)

	$(5,231)	(u)

After redemption
Non-controlling interest retained earnings adjustment	$518	(u)

(v)	Represents the non-controlling interest portion of the retained earnings adjustment.

(w)	Represents pro forma adjustments to the non-controlling interest for the following:

Prior to redemption
Non-controlling interest recapitalization adjustment	$1,380,028	(t)
Non-controlling interest retained earnings adjustment	(5,711)	(v)

	$1,374,317	(w)

After redemption
Non-controlling interest recapitalization adjustment	$(104,740)	(t)
Non-controlling interest retained earnings adjustment	(518)	(u)

	$(105,258)	(w)

The non-controlling interest represents the Apache Contributor’s ownership in Altus Midstream at the closing of the business combination. The non-controlling interest prior to redemption was 70.5% and the non-controlling interest after redemption was 76.9%.

(x)	Represents pro forma adjustments to cash to reflect 29,469,858 shares of Class A Common Stock redeemed at a redemption price of $10.1395 per share.

3. Adjustments and Assumptions to the Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Nine Months Ended September 30, 2018 (in thousands, except share and per share data)

The unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2018 reflects the following adjustments assuming the Transactions occurred on January 1, 2017.

(a)	Represents KAAC unaudited historical condensed consolidated statement of operations for the nine months ended September 30, 2018.

(b)	Represents Alpine High Midstream unaudited historical combined statement of operations for the nine months ended September 30, 2018.

(c)	Represents pro forma adjustment to eliminate investment income related to the investment held in the Trust Account.

(d)

To record statutory income taxes at the federal corporate rate of 21% for pro forma financial presentation purposes. The computed income tax benefit is adjusted for (1) the non-taxable income attributable to the non-controlling interest and (2) valuation allowance against deferred tax assets.

Management assesses the available positive and negative evidence to estimate if sufficient future taxable income will be generated to use the existing deferred tax assets. Since the formation of Alpine High Midstream, a significant element of objective negative evidence was historic losses associated with the formation of the business and commencement of operations. In 2018, Alpine High Midstream has continued to see growth in revenue associated with midstream assets placed in service during the year. For the third quarter of 2018, Alpine High Midstream recorded net income before taxes of $284, and management believes net income before taxes will continue to grow as new construction is placed in service. Accordingly, management has determined that there is sufficient positive evidence to conclude that it is more likely than not that the deferred tax assets will be realized. As such, during the nine months ended September 30, 2018, Alpine High Midstream recorded a deferred tax benefit associated with the release of the valuation allowance.

Prior to redemption
Loss before income taxes	$(17,885)
Less: loss attributable to non-controlling interest	12,616

Loss before income taxes attributable to holders of Class A Common Stock	(5,269)

Computed federal income tax benefit at 21%	(1,106)
Release of valuation allowance	(2,428)

Pro forma prior to redemption income tax benefit	$(3,534)

Combined income tax benefit	$(8,846)
Pro forma prior to redemption income tax benefit	(3,534)

Pro forma adjustment to income tax expense (benefit)	$5,312	(d	)

After redemption
Loss before income taxes	$(17,885)
Less: loss attributable to non-controlling interest	13,761

Loss before income taxes attributable to holders of Class A Common Stock	(4,124)

Computed federal income tax benefit at 21%	(866)
Release of valuation allowance	(1,900)

Pro forma after redemption income tax benefit	$(2,766)

Pro forma prior to redemption income tax benefit	$(3,534)
Pro forma after redemption income tax benefit	(2,766)

Pro forma adjustment to income tax expense (benefit)	$768	(d	)

(e)

Represents the elimination of net income attributable to the non-controlling interest. The non-controlling interest represents the Apache Contributor’s ownership in Altus Midstream at closing of the business combination. The non-controlling interest prior to redemption was 70.5% and the non-controlling interest after redemption was 76.9%.

(f)

Net income (loss) per common share is computed by dividing net income (loss) applicable to common stockholders by the weighted average number of common shares outstanding during the period, plus, to the extent dilutive, the incremental number of shares of common stock subject to conversion, as calculated using the treasury stock method.

KAAC has not included the effect of 250,000,000 shares of Class C Common Stock converted to shares of Class A Common Stock in the calculation of diluted income (loss) per share since the inclusion would be antidilutive.

4. Adjustments and Assumptions to the Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2017 (in thousands, except share and per share data)

The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2017 reflects the following adjustments assuming the Transactions occurred on January 1, 2017.

(a)	Represents KAAC audited historical condensed consolidated statement of operations for the year ended December 31, 2017.

(b)	Represents Alpine High Midstream audited historical combined statement of operations for the year ended December 31, 2017.

(c)	Represents pro forma adjustment to eliminate investment income related to the investment held in the Trust Account.

(d)

To record statutory income taxes at the federal corporate rate of 35% for pro forma financial presentation purposes. The computed income tax benefit is adjusted for (1) the non-taxable income attributable to the non-controlling interest, (2) valuation allowance against deferred tax assets and (3) a remeasurement of deferred tax assets due to the decrease in the federal corporate tax rate from 35% to 21% as a result of the Tax Cuts and Jobs Act (“TCJA”).

Management assesses the available positive and negative evidence to estimate if sufficient future taxable income will be generated to use the existing deferred tax assets. A significant piece of objective negative evidence evaluated was the loss since formation of Alpine High Midstream. Such objective evidence limits the ability to consider other subjective evidence such as Alpine High Midstream’s projections for future growth. On the basis of this evaluation, a valuation allowance of $2,428 and $1,900 was estimated for the period prior to and after redemption, respectively.

On December 22, 2017, the TCJA was signed into law. Under the TCJA, the United States corporate income tax rate was reduced from 35% to 21% effective January 1, 2018. As a result of the decrease in the corporate income tax rate, the net deferred tax asset was remeasured using a 21% rate which resulted in a $547 and $429 deferred tax expense for the period under a no redemption and illustrative redemption scenario, respectively.

Prior to redemption
Loss before income taxes	$(13,272)
Less: loss attributable to non-controlling interest	9,362

Loss before income taxes attributable to holders of Class A Common Stock	(3,910)

Computed federal income tax benefit at 35%	(1,369)
Valuation allowance	2,428
Change in corporate tax rate to 21%	547

Pro forma prior to redemption income tax expense	$1,606

Combined income tax expense	$7,737
Pro forma prior to redemption income tax expense	1,606

Pro forma adjustment to income tax expense (benefit)	$(6,131)	(d	)

After redemption
Loss before income taxes	$(13,272)
Less: loss attributable to non-controlling interest	10,211

Loss before income taxes attributable to holders of Class A Common Stock	(3,061)

Computed federal income tax benefit at 35%	(1,071)
Valuation allowance	1,900
Change in corporate tax rate to 21%	429

Pro forma after redemption income tax expense	$1,258

Pro forma prior to redemption income tax expense	$1,606
Pro forma after redemption income tax expense	1,258

Pro forma adjustment to income tax expense (benefit)	$(348)	(d	)

(e)

Represents the elimination of net income attributable to the non-controlling interest. The non-controlling interest represents the Apache Contributor’s ownership in Altus Midstream at the closing of the business combination. The non-controlling interest prior to redemption was 70.5% and the non-controlling interest after redemption was 76.9%.

(f)

Net income (loss) per common share is computed by dividing net income (loss) applicable to common stockholders by the weighted average number of common shares outstanding during the period, plus, to the extent dilutive, the incremental number of shares of common stock subject to conversion, as calculated using the treasury stock method.

KAAC has not included the effect of 250,000,000 shares of Class C Common Stock converted to shares of Class A Common Stock in the calculation of diluted income (loss) per share since the inclusion would be antidilutive.